Principal Components Of Deferred Income Tax Assets And Liabilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Deferred tax assets:
Net loss carryforward		71,564	59,340
Pre-opening expenses		1,405	768
Deferred revenue		37,688	25,997
Deferred rent		4,200	4,025
Unfavorable lease		2,704	685
Bad debt provision		796	361
Accrual for customer loyalty program		3,241	1,907
Accrued payroll		3,248	2,092
Share-based compensation		10,422	7,464
Others		193
Valuation allowance		(36,283)	(21,552)
Total deferred tax assets		99,178	81,087
Deferred tax liabilities:
Favorable lease		18,670	10,526
Capitalized interest		1,836	2,151
Others		1,829
Total deferred tax liabilities		22,335	12,677
Current	7,099	44,231	40,119
Non-Current	8,820	54,947	40,968
Total deferred tax assets		99,178	81,087
Current
Non-current	3,585	22,335	12,677
Total deferred tax liabilities		22,335	12,677